United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSRS
Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.

Semiannual Report

June 30, 2019

Top Ten Holdings (as of June 30, 2019)

Company	Market Value	Percentage of Portfolio

Berkshire Hathaway Inc. B	$5,435,835	14.8%

Starbucks Corp.	$2,514,900	6.9%

Franklin Resources, Inc.	$1,827,000	5.0%

Colgate-Palmolive Co.	$1,720,080	4.7%

Diamond Hill Investment Group	$1,714,812	4.7%

eBay Inc.	$1,694,550	4.6%

AutoZone Inc.	$1,649,205	4.5%

Paychex, Inc.	$1,645,800	4.5%

T. Rowe Price Group Inc.	$1,513,998	4.1%

O’Reilly Automotive Inc.	$1,477,280	4.0%

Dear Fellow Shareholder,

The first six months of 2019 have treated investors well.   For the first six months of 2019, our Fund rose 14.4% while the S&P 500 rose 18.5%.  The performance of the Fund was slowed by the cash level of the Fund, which produced money market returns, as well as the conservative profile of the portfolio, in general.

Who could have predicted that 30-year Treasury interest rates would be below 3%? Worldwide rates are at historic lows with some countries, including those in Western Europe, running negative interest rates.  To combat the impact of the 2009 Financial Crisis, central banks cut interest rates to stimulate economic growth.  Unlike past recessions, after more than a decade of low rates, central banks have been slow to raise interest rates.  That is, worldwide, there is a persistence of low or negative interest rates.  While this may encourage economic growth, poor capital decisions are made when money is cheap and abundantly available.  We cannot point to specific current examples of excesses, but we defer to history, which has been a wise guide.

Risk is a very difficult concept to grasp and even more difficult to quantify.  One of our favorite definitions is by London Business School’s Elroy Dimson: “Risk means more things can happen than will happen”.  That is, one needs to prepare for events, based on likelihood, which may be different than the actual outcome.  Given the available information, with historically low interest rates and high valuations for public companies, there are reasons for concern.  We will monitor the conditions closely.

We made a couple additions and one major change in the first half of 2019.  We bought shares of Charles Schwab Corp (SCHW), General Motors (GM), and reduced our large position in Colgate-Palmolive (CL) as we built a large position in Berkshire Hathaway (BRK-B).

Schwab is a nice company, with a market position that is difficult to replicate.  General Motors owns one of the major autonomous driving units (Cruise) while modestly valued.   We also bought a little Alphabet (GOOGL), the parent company of Google.  As the primary internet search site, Google produces a lot of income from advertising, while also using its talented workforce to build out other interesting products.  Waymo, the autonomous driving unit of Alphabet, has spent billions in building autonomous driving technology.  With more than 10 million miles driven on U.S. roads, Waymo is ahead of the pack.  We like the advertising business and the strong balance sheet of Alphabet; getting Waymo as part of the package is icing on the cake.

Colgate-Palmolive is a remarkable company, selling more than 40% of the toothpaste worldwide.  It bears repeating: Colgate sells more than 4 of every 10 tubes of toothpaste on Earth!  It also does so in a particularly profitable way.  And, even the less remarkable parts of Colgate are noteworthy, with Colgate’s pet food and pet care businesses providing enviable returns.  However, the earnings growth at Colgate stalled in recent years.  We love CL but found another more compelling investment in Berkshire Hathaway.

Berkshire Hathaway is an interesting mix of insurance and operating companies, curated and overseen by Warren Buffett and Charlie Munger.  With arguably the best long-term investment performance of any investor or manager, we expect that most shareholders are aware of Berkshire.  Our decision to increase our investment in Berkshire was motivated by a number of things: the operating companies, the cash level, the fortress-like balance sheet, the culture, and stock price.  We admire Buffett and Munger for their business acumen, their focus on the long-term, and the culture created at Berkshire.  When Berkshire B shares were available near $205, below the recent level at which Berkshire was repurchasing, we decided to buy more.  Berkshire has desirable profit margins, remarkable management, and over $100 billion in cash waiting to be deployed.  For us, there was more value in Berkshire than Colgate, at the then-available prices.

As always, we love hearing from Fund shareholders, and all issues are on the table.   As you know, however, we can’t talk about purchases or sales of portfolio securities that haven’t been publicly disclosed, or our future plans with respect to purchasing or selling any security.

Luke E. Sims	David C. Sims, CFA

Email: luke@simscapital.com	Email: dave@simscapital.com

Phone: (414) 530-5680	Phone (414) 765-1107

July 23, 2019

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2019 (unaudited)

Assets

Common stock--at market value (cost $20,179,980)	$32,815,802
Money market funds	3,914,687
Short-term interest receivable	6,592
Dividends receivable	37,928
Prepaid fees	14,163
		$36,789,172
Liabilities

Accounts payable	$2,329
Investment advisor fee payable	23,265
Accrued expenses	6,500
		$32,094
Total net assets		$36,757,076

Shareholders’ Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,892,707 shares	3,893
Paid-in capital	23,071,310
Undistributed net investment income	144,921
Undistributed capital gains	901,130
Unrealized appreciation on investments	12,635,822

Shareholders’ equity		$36,757,076

Net asset value per share		$9.44

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2019 (unaudited)

Investment Income

Dividends	$311,457
Interest	31,582
Total investment income		$343,039

Expenses

Advisory fees	$129,783
Legal fees	2,277
Insurance	6,492
Transfer agent	23,140
Directors’ fees and expenses	35,250
Custodian fees	2,959
Listing fee	7,439
Other fees and expenses	10,705
Total expenses		$218,045

Net investment income			$124,994

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$7,104,759
Less: cost of investment securities sold	6,203,629
Net realized gain on investments		$901,130

Unrealized appreciation on investments:
Unrealized appreciation at end of period	12,635,822
Less: unrealized appreciation at beginning of period	8,616,600
Net change in unrealized appreciation on investments		$4,019,222
Net realized gain and unrealized appreciation on investments			$4,920,352

Net increase from operations			$5,045,346

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2018	Six Months Ended June 30, 2019

From Operations:

Net investment income	$366,198	$124,994
Net realized gain on investments	1,632,696	901,130
Net change in unrealized appreciation on investments	(3,588,439)	4,019,222

Net increase (decrease) from operations	$(1,589,545)	$5,045,346

Distributions to Shareholders from:

Net investment income	(343,086)	--
Net realized gain from investment transactions	(1,632,696)	--

Total distributions	$(1,975,782)	--

From Capital Stock Transactions:

Reinvested capital from distribution of shares	1,213,044	--

Total Net Assets:

Beginning of year	$34,064,014	$31,711,730
End of period	$31,711,730	$36,757,076

Shares:
Shares issued to shareholder from the distribution	164,816	--

Shares at beginning of year	3,727,891	3,892,707
Shares at end of period	3,892,707	3,892,707

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2014	2015	2016	2017	2018	2019 (six months) (unaudited)
Net asset value at beginning of year	$8.69	$9.00	$8.52	$8.26	$9.14	$8.15

Net investment income	$0.02	$0.04	$0.01	$-	$0.10	$0.03
Net realized gain and unrealized appreciation (loss) on investments	$0.66	$0.04	$0.99	$1.44	$(0.52)	$1.26

Total from investment operations	$0.68	$0.08	$1.00	$1.44	$(0.42)	$1.29

Distribution from:
Net investment income	$(0.02)	$(0.05)	$(0.01)	$0.00	$(0.09)	$-
Realized gains	$(0.35)	$(0.45)	$(1.18)	$(0.51)	$(0.44)	$-
Total distributions	$(0.37)	$(0.50)	$(1.19)	$(0.51)	$(0.53)	$-
Dilution from share issuance	$-	$(0.06)	$(0.07)	$(0.05)	$(0.04)	$-

Net asset value at end of period	$9.00	$8.52	$8.26	$9.14	$8.15	$9.44

Per share market price, end of period last traded price (A)	$8.70	$7.59	$7.35	$7.94	$7.30	$7.96

Total Investment Return:

Average annual return, based on market value:
1 Year	11%	(-7%)	12%	15%	(-1%)	13%
5 Year	15%	12%	10%	12%	6%	8%
10 Year	8%	6%	7%	7%	12%	11%
From inception	9%	9%	9%	9%	9%	9%

Average annual return, based on net asset value:
1 Year	8%	1%	12%	18%	(-4%)	14%
5 Year	13%	11%	12%	13%	7%	9%
10 Year	7%	7%	6%	8%	12%	13%
From inception	9%	9%	9%	9%	9%	9%
Net assets, end of year (000s omitted)	$28,114	$27,788	$29,641	$34,064	$31,712	$36,757

Ratios to average net assets (annualized):
Ratio of expenses to average net assets (B)	1.40%	1.43%	1.41%	1.36%	1.34%	1.28%

Ratio of net investment income to average net assets	0.27%	0.42%	0.17%	0.00%	1.10%	0.73%

Portfolio turnover (annualized)	6%	26%	59%	50%	42%	33%
Average commission paid per share	$0.01	$0.01	$0.01	$0.04	$0.05	$0.05

(A)  If there was no sale on the valuation date, the bid price for each such date is shown.

(B)  Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies.  If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be an increase of approximately 0.06% for the year ended December 31, 2014 and 0.21% for the year ended December 31, 2016. For the years ended December 31, 2015, 2017, and 2018 and period ended June 30, 2019, there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2019) (unaudited)

Common Stock (89.3% of total investments)			LEVEL ONE
Industry	Shares	Cost	Market Value	% of Total Investments
Automotive
General Motors Company	10,000	$368,800	$385,300
			$385,300	1.0%
Brokerage
Charles Schwab Corp	10,000	435,800	401,900
			$401,900	1.1%
Consumer
Colgate-Palmolive Co.	24,000	810,965	1,720,080
Kimberly-Clark Corp.	7,000	704,472	932,960
PepsiCo, Inc.	10,000	168,296	1,311,300
Procter & Gamble Company	2,000	145,879	219,300
			$4,183,640	11.4%
Data Processing
Automatic Data Processing, Inc.	6,000	169,333	991,980
Paychex, Inc.	20,000	628,288	1,645,800
			$2,637,780	7.2%
Drug/Medical Device
Johnson & Johnson	4,000	45,500	557,120
Stryker Corp.	6,400	27,100	1,315,712
			$1,872,832	5.1%
Food
Kraft Heinz Company	29,000	1,449,040	900,160
			$900,160	2.5%
Industrial
Illinois Tool Works Inc.	9,000	379,352	1,357,290
Waters Corp.*	6,000	302,341	1,291,440
			$2,648,730	7.2%
Insurance
Berkshire Hathaway Inc. B*	25,500	4,140,353	5,435,835
Markel Corp.*	1,300	831,360	1,416,480
			$6,852,315	18.7%
Mutual Fund Managers
Diamond Hill Investment Group	12,100	2,190,651	1,714,812
Franklin Resources, Inc.	52,500	1,682,075	1,827,000
T. Rowe Price Group Inc.	13,800	960,374	1,513,998
			$5,055,810	13.8%
Restaurant
Starbucks Corp.	30,000	1,471,080	2,514,900
			$2,514,900	6.8%
Retail
AutoZone Inc.*	1,500	797,565	1,649,205
eBay Inc.	42,900	1,072,753	1,694,550
O’Reilly Automotive Inc.*	4,000	814,758	1,477,280
			$4,821,035	13.1%
Software
Alphabet, Inc. A*	500	583,844	541,400
			$541,400	1.5%

Total common stock investments			$32,815,802

Money Market Funds (10.5% of total investments)			LEVEL ONE
			Market Value	% of Total Investments
Morgan Stanley Inst. Liquidity Fund, Treasury, 2.24%			$3,914,687
			$3,914,687	10.7%

Total investments			$36,730,489
All other assets			58,683
Accrued investment advisory fees			(23,265)
All other liabilities			(8,830)
Total net assets			$36,757,077

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

Dividends and distributions—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date.

Investments— Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date.  If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price.  If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security.  From inception to June 30, 2019, the Fund has not held a security which required an illiquid pricing valuation.

Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of equity portfolio investments as of June 30, 2019:

Gross unrealized appreciation	$13,736,886
Gross unrealized depreciation	(1,101,064)
Net unrealized appreciation	$12,635,822

Federal income tax basis	$20,179,980

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

The Fund’s financial statements, other than investments, consist of receivables and payables due in the near term.  Fair value of those instruments approximates historical cost.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund’s outstanding shares, owns 50% of SCM.   David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, and Director of the Fund and the son of Luke E. Sims, owns the remaining 50% of SCM.

Custodian—US Bancorp serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, US Bancorp receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge and security transaction fees.

Transfer Agent— American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent.   AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses.   AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan (“DRIP”).

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market.  A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six months ended June 30, 2019, were $5,604,928 and $7,104,759, respectively.

(6)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

2019 Annual Shareholder Meeting

The Fund’s 2019 annual meeting of shareholders (“Annual Meeting”) was held on April 18, 2019, for the following purposes:

1.	To elect three (3) Directors.

2.	To ratify the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2019.

The following directors were elected under Proposal 1: Luke E. Sims, Donald G. Tyler, and Neal F. Zalenko.  Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2019 calendar year.

Tabulation Report

Proposal 1 – Election of Directors

	For	Withheld
Luke E. Sims	2,332,823	186,819
Donald G. Tyler	2,432,769	86,873
Neal F. Zalenko	2,343,619	176,023

Proposal 2 –  Selection of Plante & Moran, PLLC

For	Against	Abstain
2,487,627	16,288	15,728

Total shares issued and outstanding on record date: 3,892,707

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the six-month period ended June 30, 2019.  Directors who are not “interested persons” of the Fund receive an annual retainer of $11,000 a year, paid in equal quarterly installments, together with $1,000, paid quarterly, for service on the Audit Committee. The Audit Committee Chairman will receive an additional $500 retainer, paid quarterly.  Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund. Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director. Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $129,783 by the Fund for the six-month period ended June 30, 2019. SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares. David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director, owns the remaining 50% of SCM.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

David C. Sims,
Director, CFO, CCO,
Treasurer, Secretary	None	None	None	None

Luke E. Sims,
Director, President,
CEO	None	None	None	None

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr.,
Director	$5,500	None	None	$5,500

Phillip J. Hanrahan,
Director	$6,000	None	None	$6,000

Carl A. Holth,
Director	$6,000	None	None	$6,000

Peggy L. Schmeltz,
Director	$5,500	None	None	$5,500

Donald G. Tyler,
Director	$6,000	None	None	$6,000

Neal F. Zalenko,
Director	$6,250	None	None	$6,250

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan
Chairman of the Board	Director	Director
Northville, MI	Dearborn, MI	Whitefish Bay, WI

Peggy L. Schmeltz	Luke E. Sims	David C. Sims
Director	President & CEO	CFO, CCO, Treasurer,
Bowling Green, OH	Milwaukee, WI	Secretary & Director
Milwaukee, WI

Donald G. Tyler	Neal F. Zalenko
Director	Director
Shorewood, WI	Birmingham, MI

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE American exchange.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.

Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2019).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q.   You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.  The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 3, 2018 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Directors Luke E. Sims and David C. Sims abstaining).  The Board reviewed a variety of factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economies of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  Overall, the Board remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required for the semi-annual report.

ITEM 6.	INVESTMENTS

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not required for the semi-annual report.

ITEM 8.	INVESTMENTS

(a)	Not required for the semi-annual report.

(b)	There have been no changes to the Fund’s Portfolio Managers.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Fund’s principal executive office and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) There were no securities lent during the period.

ITEM 13.	EXHIBITS.

(A)(1) Not applicable.

(A)(2)(i) Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii) Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.

(A)(2)(iii) Results of shareholder meeting--- attached hereto as Exhibit 99.77C.

(A)(2)(iv) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, — attached hereto as Exhibit 99.906 CERT .